Exhibit 99.2

KITE

QUARTERLY

FINANCIAL SUPPLEMENT

DECEMBER 31, 2015

INVESTOR RELATIONS

Margaret Daniels, CFA
Manager, Investor Relations
mdaniels@kiterealty.com
317 713 7644

QUARTERLY FINANCIAL SUPPLEMENT – DECEMBER 31, 2015

PAGE NO.	TABLE OF CONTENTS

3	Corporate Profile
4	Contact Information
5	Important Notes
6	Consolidated Balance Sheets
7	Consolidated Statements of Operations for the Three and Twelve Months Ended December 31
8	Funds from Operations and Adjusted Funds from Operations for the Three and Twelve Months Ended December 31
9	Other Financial Information
10	Market Capitalization
10	Ratio of Debt to Total Undepreciated Assets as of December 31
10	Ratio of Company Share of Net Debt to EBITDA as of December 31
11	Same Property Net Operating Income for the Three and Twelve Months Ended December 31
12	Net Operating Income by Quarter
13	Consolidated Joint Venture Summary
14	Summary of Outstanding Debt as of December 31
15	Maturity Schedule of Outstanding Debt as of December 31
17	Top 10 Retail Tenants by Total Gross Leasable Area
18	Top 25 Tenants by Annualized Base Rent
19	Retail Leasing Summary
20	Lease Expirations – Operating Portfolio
21	Lease Expirations – Retail Anchor Tenants
22	Lease Expirations – Retail Shops
23	Lease Expirations – Office Tenants
24	Development Projects Under Construction
25	Redevelopment, Reposition, and Repurpose Opportunities
26	2015 Property Acquisitions and Dispositions
27	Geographic Diversification – Annual Base Rent by State
28	Operating Retail Portfolio Summary Report
33	Operating Office Properties
34	Components of Net Asset Value
35	Earnings Guidance - 2016

CORPORATE PROFILE

General Description

Kite Realty Group Trust is a full-service, vertically integrated real estate investment trust (REIT) engaged primarily in the ownership and operation, acquisition, development and redevelopment of high-quality neighborhood and community shopping centers in select markets in the United States. As of December 31, 2015, we owned interests in 118 properties totaling approximately 23.6 million square feet and an additional 0.6 million square feet in three development projects currently under construction.

Our strategy is to maximize the cash flow of our operating properties, successfully complete the construction and lease-up of our development portfolio and identify additional growth opportunities in the form of acquisitions and redevelopments. New investments are focused in the shopping center sector in markets where we currently operate and where we believe we can leverage our existing infrastructure and relationships to generate attractive risk-adjusted returns.

Company Highlights as of December 31, 2015

	# of Properties	Total GLA /NRA[1]	Owned GLA /NRA[1]
Operating Retail Properties	110	21,998,907	15,292,509
Operating Office Properties	2	394,473	394,473
Redevelopment Properties	6	1,157,941	1,019,891
Total Operating and Redevelopment Properties	118	23,551,321	16,706,873
Development Projects:	3	644,327	541,962
Total All Properties	121	24,195,648	17,248,835
	Retail	Office	Total
Operating Properties – Leased Percentage[1]	95.4%	92.2%	95.3%

States			20

Stock Listing: New York Stock Exchange symbol: KRG

____________________
1	Excludes square footage of structures located on land owned by the company and ground leased to tenants.

p. 3	Kite Realty Group Trust Supplemental Financial and Operating Statistics –12/31/15

CONTACT INFORMATION

Corporate Office
30 South Meridian Street, Suite 1100
Indianapolis, IN 46204
(888) 577-5600
(317) 577-5600
www.kiterealty.com

Investor Relations Contacts:	Analyst Coverage:	Analyst Coverage:

Margaret Daniels, CFA	Robert W. Baird & Co.	KeyBanc Capital Markets
Manager, Investor Relations	Mr. RJ Milligan	Mr. Jordan Sadler/Mr. Todd Thomas
Kite Realty Group Trust	(813) 273-8252	(917) 368-2280/(917) 368-2286
30 South Meridian Street, Suite 1100	rjmilligan@rwbaird.com	tthomas@keybanccm.com
Indianapolis, IN 46204		jsadler@keybanccm.com
(317) 713-7644	Bank of America/Merrill Lynch
mdaniels@kiterealty.com	Mr. Jeffrey Spector/Mr. Craig Schmidt	Raymond James
	(646) 855-1363/(646) 855-3640	Mr. Paul Puryear/Mr. Collin Mings
Transfer Agent:	jeff.spector@baml.com	(727) 567-2253/(727) 567-2585
	craig.schmidt@baml.com	paul.puryear@raymondjames.com
Broadridge Financial Solutions		collin.mings@raymondjames.com
Ms. Kristen Tartaglione	Capital One Securities, Inc.
2 Journal Square, 7th Floor	Mr. Christopher Lucas/Mr. Vineet Khanna	Sandler O’Neill
Jersey City, NJ 07306	(571) 633-8151/(571) 835-7013	Mr. Alexander Goldfarb/Mr. Ryan Peterson
(201) 714-8094	christopher.lucas@capitalone.com	(212) 466-7937/(212) 466-7927
	vineet.khanna@capitalone.com	agoldfarb@sandleroneill.com
Stock Specialist:		rpeterson@sandleroneill.com
Citigroup Global Markets
Barclays Capital	Mr. Michael Bilerman/Ms. Christy McElroy	Stifel, Nicolaus & Company, Inc.
45 Broadway	(212) 816-1383/(212) 816-6981	Mr. Nathan Isbee/Ms. Jennifer Hummert
20th Floor	michael.bilerman@citigroup.com	(443) 224-1346/(443) 224-1288
New York, NY 10006	christy.mcelroy@citigroup.com	nisbee@stifel.com
(646) 333-7000		hummertj@stifel.com
Cowen Group Inc.
	Mr. Michael Gorman	Wells Fargo Securities, LLC
	(646) 562-1320	Mr. Jeffrey J. Donnelly, CFA /Ms. Tamara Fique
	michael.gorman@cowen.com	(617) 603-4262/(443) 263-6568
jeff.donnelly@wellsfargo.com
	Hilliard Lyons	tamara.fique@wellsfargo.com
Ms. Carol L. Kemple
(502) 588-1839
ckemple@hilliard.com

p. 4	Kite Realty Group Trust Supplemental Financial and Operating Statistics –12/31/15

IMPORTANT NOTES

Interim Information
This Quarterly Financial Supplement contains historical information of Kite Realty Group Trust (“the Company” or “KRG”) and is intended to supplement the Company’s Annual Report on Form 10-K for the year ended December 31, 2015 to be filed on or about February 29, 2016, which should be read in conjunction with this supplement. The supplemental information is unaudited, although it reflects all adjustments which, in the opinion of management, are necessary for a fair presentation of operating results for the interim periods.

Forward-Looking Statements
This supplemental information package contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Such statements are based on assumptions and expectations that may not be realized and are inherently subject to risks, uncertainties and other factors, many of which cannot be predicted with accuracy and some of which might not even be anticipated. Future events and actual results, performance, transactions or achievements, financial or otherwise, may differ materially from the results, performance, transactions or achievements expressed or implied by the forward-looking statements. Risks, uncertainties and other factors that might cause such differences, some of which could be material, include, but are not limited to:

•	national and local economic, business, real estate and other market conditions, particularly in light of the recent slowing of growth in the U.S. economy;

•	financing risks, including the availability of and costs associated with sources of liquidity;

•	the Company’s ability to refinance, or extend the maturity dates of, its indebtedness;

•	the level and volatility of interest rates;

•	the financial stability of tenants, including their ability to pay rent and the risk of tenant bankruptcies;

•	the competitive environment in which the Company operates;

•	acquisition, disposition, development and joint venture risks;

•	property ownership and management risks;

•	the Company’s ability to maintain its status as a real estate investment trust (“REIT”) for federal income tax purposes;

•	potential environmental and other liabilities;

•	impairment in the value of real estate property the Company owns;

•	risks related to the geographical concentration of our properties in Indiana, Florida, Texas and North Carolina;

•	other factors affecting the real estate industry generally; and

•
other risks identified in reports the Company files with the Securities and Exchange Commission (“the SEC”) or in other documents that it publicly disseminates, including, in particular, the section titled “Risk Factors” in our Annual Report on Form

10-K for the fiscal year ended December 31, 2014, and in our quarterly reports on Form 10-Q.

The Company undertakes no obligation to publicly update or revise these forward-looking statements, whether as a result of new information, future events or otherwise.

Funds from Operations
Funds from Operations (FFO) is a widely used performance measure for real estate companies and is provided here as a supplemental measure of operating performance. We calculate FFO in accordance with the best practices described in the April 2002 National Policy Bulletin of the National Association of Real Estate Investment Trusts (NAREIT), which we refer to as the White Paper. The White Paper defines FFO as net income (determined in accordance with generally accepted accounting principles (GAAP)), excluding gains (or losses) from sales and impairments of depreciated property, plus depreciation and amortization, and after adjustments for unconsolidated partnerships and joint ventures.

Considering the nature of our business as a real estate owner and operator, we believe that FFO is helpful to investors in measuring our operational performance because it excludes various items included in net income that do not relate to or are not indicative of our operating performance, such as gains or losses from sales of depreciated property and depreciation and amortization, which can make periodic and peer analyses of operating performance more difficult. For informational purposes, we have also provided FFO adjusted for a non-cash adjustment for redemption of preferred shares, a gain on the resolution of an assumed contingency and a gain on the extinguishment of debt, all in the fourth quarter of 2015; a gain on settlement in the second quarter of 2015; and merger and acquisition costs in 2015 and 2014. We believe this supplemental information provides a meaningful measure of our operating performance. We believe our presentation of adjusted FFO provides investors with another financial measure that may facilitate comparison of operating performance between periods and among our peer companies. FFO should not be considered as an alternative to net income (determined in accordance with GAAP) as an indicator of our financial performance, is not an alternative to cash flow from operating activities (determined in accordance with GAAP) as a measure of our liquidity, and is not indicative of funds available to satisfy our cash needs, including our ability to make distributions. Our computation of FFO may not be comparable to FFO reported by other REITs that do not define the term in accordance with the current NAREIT definition or that interpret the current NAREIT definition differently than we do.

Net Operating Income
Net operating income (NOI) is provided here as a supplemental measure of operating performance. NOI is defined as property revenues less property operating expenses, excluding depreciation and amortization, interest expense, impairment, and other items. We believe this presentation of NOI is helpful to investors as a measure of our operational performance because it is widely used in the real estate industry to measure the performance of real estate assets without regard to various items, included in net income, that do not relate to or are not indicative of operating performance, such as depreciation and amortization, which can vary depending upon accounting methods and book value of assets. We also believe NOI helps our investors to meaningfully compare the results of our operating performance from period to period by removing the impact of our capital structure (primarily interest expense on our outstanding indebtedness) and depreciation of the basis in our assets from our operating results. NOI should not, however, be considered as an alternative to net income (determined in accordance with GAAP) as an indicator of our financial performance.

p. 5	Kite Realty Group Trust Supplemental Financial and Operating Statistics –12/31/15

CONSOLIDATED BALANCE SHEETS (UNAUDITED)

($ in thousands)
	December 31, 2015	December 31, 2014
Assets:
Investment properties, at cost	$3,933,140	$3,732,748
Less: accumulated depreciation	(432,295)	(315,093)
	3,500,845	3,417,655

Cash and cash equivalents	33,880	43,826
Tenant and other receivables, including accrued straight-line rent of $23,809 and $18,630 respectively, net of allowance for uncollectible accounts	51,101	48,097
Restricted cash and escrow deposits	13,476	16,171
Deferred costs and intangibles, net	157,884	159,978
Prepaid and other assets	8,852	8,847
Assets held for sale	—	179,642
Total Assets	$3,766,038	$3,874,216
Liabilities and Shareholders’ Equity:
Mortgage and other indebtedness[1]	$1,734,059	$1,554,263
Accounts payable and accrued expenses	81,356	75,150
Deferred revenue and other liabilities	131,559	136,409
Liabilities held for sale	—	81,164
Total Liabilities	1,946,974	1,846,986
Commitments and contingencies
Limited Partners’ interests in the Operating Partnership and other redeemable noncontrolling interests	92,315	125,082
Shareholders’ Equity:
Kite Realty Group Trust Shareholders’ Equity:
Preferred Shares, $.01 par value, 40,000,000 shares authorized, 0 and 4,100,000 shares issued and outstanding at December 31, 2015 and December 31, 2014, respectively	—	102,500
Common Shares, $.01 par value, 225,000,000 shares authorized, 83,334,865 and 83,490,663 shares issued and outstanding at December 31, 2015 and December 31, 2014, respectively	833	835
Additional paid in capital	2,050,545	2,044,425
Accumulated other comprehensive loss	(2,145)	(1,175)
Accumulated deficit	(323,257)	(247,801)
Total Kite Realty Group Trust Shareholders’ Equity	1,725,976	1,898,784
Noncontrolling Interests	773	3,364
Total Equity	1,726,749	1,902,148
Total Liabilities and Equity	$3,766,038	$3,874,216

____________________
1	Includes debt premium of $16.5 million at December 31, 2015.

p. 6	Kite Realty Group Trust Supplemental Financial and Operating Statistics –12/31/15

CONSOLIDATED STATEMENTS OF OPERATIONS (UNAUDITED)

($ in thousands, except per share data)
	Three Months Ended December 31,		Twelve Months Ended December 31,
	2015	2014	2015	2014
Revenue:
Minimum rent	$67,139	$67,939	$263,794	$199,455
Tenant reimbursements	18,344	17,690	70,235	52,773
Other property related revenue	3,812	1,819	12,976	7,300
Total revenue	89,295	87,448	347,005	259,528
Expenses:
Property operating	13,451	12,646	49,973	38,703
Real estate taxes	11,083	9,900	40,904	29,947
General, administrative, and other	4,578	3,684	18,709	13,043
Merger and acquisition costs	—	659	1,550	27,508
Non-cash gain from release of assumed earnout liability	(4,832)	—	(4,832)	—
Impairment charge	1,592	—	1,592	—
Depreciation and amortization	43,116	39,438	167,312	120,998
Total expenses	68,988	66,327	275,208	230,199
Operating income	20,307	21,121	71,797	29,329
Interest expense	(15,437)	(15,222)	(56,432)	(45,513)
Income tax (expense) benefit of taxable REIT subsidiary	(52)	13	(186)	(24)
Non-cash gain on debt extinguishment	5,645	—	5,645	—
Gain on settlement	—	—	4,520	—
Other expense, net	(61)	(125)	(95)	(244)
Income (loss) from continuing operations	10,402	5,787	25,249	(16,452)
Discontinued operations:
Gain on sale of operating property	—	—	—	3,198
Income from discontinued operations	—	—	—	3,198
Income (loss) before gain on sale of operating properties	10,402	5,787	25,249	(13,254)
Gain on sales of operating properties	854	2,242	4,066	8,578
Net income (loss)	11,256	8,029	29,315	(4,676)
Net income attributable to noncontrolling interest	(571)	(801)	(2,198)	(1,025)
Dividends on preferred shares	(1,535)	(2,114)	(7,877)	(8,456)
Non-cash adjustment for redemption of preferred shares	(3,797)	—	(3,797)	—
Net income (loss) attributable to Kite Realty Group Trust common shareholders	$5,353	$5,114	$15,443	$(14,157)

Income (loss) per common share - basic:
Continuing operations	0.06	0.06	0.19	(0.29)
Discontinued operations	—	—	—	0.05
	0.06	0.06	0.19	(0.24)
Income (loss) per common share - diluted:
Continuing operations	0.06	$0.06	$0.18	$(0.29)
Discontinued operations	—	—	—	0.05
	0.06	$0.06	$0.18	$(0.24)

Weighted average common shares outstanding - basic	83,327,664	83,478,680	83,421,904	58,353,448
Weighted average common shares outstanding - diluted	83,438,844	83,727,400	83,534,381	58,353,448
Common Dividends declared per common share	$0.2725	$0.2600	$1.0900	$1.0200

Amounts attributable to Kite Realty Group Trust common shareholders:
Income (loss) from continuing operations	$5,353	$5,114	$15,443	$(17,268)
Income from discontinued operations	—	—	—	3,111
Net income (loss)	$5,353	$5,114	$15,443	$(14,157)

p. 7	Kite Realty Group Trust Supplemental Financial and Operating Statistics –12/31/15

FUNDS FROM OPERATIONS AND ADJUSTED FUNDS FROM OPERATIONS[1]

($ in thousands, except share and per share data)
	Three Months Ended December 31,		Twelve Months Ended December 31,
	2015	2014	2015	2014
Funds From Operations
Consolidated net income (loss)	$11,256	$8,029	$29,315	$(4,676)
Less: cash dividends on preferred shares	(1,535)	(2,114)	(7,877)	(8,456)
Less: non-cash adjustment for redemption of preferred shares	(3,797)	—	(3,797)	—
Less: net income attributable to noncontrolling interests in properties	(442)	(678)	(1,859)	(1,435)
Less: gains on sales of operating properties	(854)	(2,242)	(4,065)	(11,777)
Add: impairment charge	1,592	—	1,592	—
Add: depreciation and amortization of consolidated entities, net of noncontrolling interests	42,855	39,291	166,513	120,452
Funds From Operations of the Kite Portfolio	49,075	42,286	179,822	94,108
Less: Limited Partners' interests in Funds From Operations	(1,091)	(883)	(3,789)	(2,541)
Funds From Operations attributable to Kite Realty Group Trust common shareholders	$47,984	$41,403	$176,033	$91,567
FFO per share of the Operating Partnership - basic	$0.58	$0.50	$2.11	$1.57
FFO per share of the Operating Partnership - diluted	$0.58	$0.50	$2.11	$1.56

Funds From Operations of the Kite Portfolio	$49,075	$42,286	$179,822	$94,108
Less: gain on settlement	—	—	(4,520)	—
Add: merger and acquisition costs	—	659	1,550	27,508
Add: adjustment for redemption of preferred shares (non-cash)	3,797	—	3,797	—
Less: gain from release of assumed earnout liability (non-cash)	(4,832)	—	(4,832)	—
Less: gain on debt extinguishment (non-cash)	(5,645)	—	(5,645)	—
Funds From Operations of the Kite Portfolio, as adjusted	$42,395	$42,945	$170,172	$121,616
FFO per share of the Operating Partnership, as adjusted - basic	$0.50	$0.50	$2.00	$2.03
FFO per share of the Operating Partnership, as adjusted - diluted	$0.50	$0.50	$1.99	$2.02

Weighted average Common Shares outstanding - basic	83,327,664	83,478,680	83,421,904	58,353,448
Weighted average Common Shares outstanding - diluted	83,438,844	83,727,400	83,534,381	58,593,868
Weighted average Common Shares and Units outstanding - basic	85,235,953	85,128,444	85,219,827	60,010,480
Weighted average Common Shares and Units outstanding - diluted	85,347,133	85,377,163	85,332,303	60,250,900

Reconciliation of FFO, as adjusted, to Adjusted Funds from Operations (AFFO)
Total FFO of the Kite Portfolio, as adjusted	$42,395	$42,945	$170,172	$121,616
Add:
Depreciation of non-real estate assets	261	147	799	546
Amortization of deferred financing costs	826	952	3,209	2,864
Non-cash compensation expense	961	885	3,684	2,462
Less:
Straight-line rent	1,230	1,394	5,638	4,744
Market rent amortization income	1,199	939	3,347	4,521
Amortization of debt premium	1,193	1,805	5,834	3,468
Other non-cash adjustments	—	—	486	—
Maintenance capital expenditures	943	398	3,243	2,075
Revenue enhancing T/I – retail	1,832	1,721	4,836	4,252
Revenue enhancing T/I – office	—	—	247	525
External leasing commissions	384	507	1,559	1,262
Total AFFO of the Kite Portfolio[2]	$37,662	$38,165	$152,674	$106,641
Total AFFO per share of the Operating Partnership [2]	$0.44	$0.45	$1.79	$1.77

____________________
1
“Funds From Operations of the Kite Portfolio" measures 100% of the operating performance of the Operating Partnership’s real estate properties and construction and service subsidiaries in which the Company owns an interest. “Funds From Operations attributable to Kite Realty Group Trust common shareholders” reflects a reduction for the redeemable noncontrolling weighted average diluted interest in the Operating Partnership.

2
Excludes merger and acquisition costs, gain on settlement, non-cash adjustment for redemption of preferred shares, non-cash gain on resolution of assumed contingency, and non-cash gain on debt extinguishment.

p. 8	Kite Realty Group Trust Supplemental Financial and Operating Statistics –12/31/15

OTHER FINANCIAL INFORMATION

($ in thousands)
	Three Months Ended December 31,		Twelve Months Ended December 31,
	2015	2014	2015	2014
Other Financial Information:
Capital expenditures:[1]
Tenant improvements - Retail	$1,832	$1,721	$4,836	$4,252
Tenant improvements - Office	—	—	247	525
Leasing commissions - Retail	384	478	1,539	1,203
Leasing commissions - Office	—	29	20	59
Maintenance capital expenditures[2]	943	398	3,243	2,075
Scheduled debt principal payments	1,787	1,821	6,473	6,488
Straight line rent	1,230	1,394	5,638	4,744
Market rent amortization income from acquired leases	1,199	939	3,347	4,521
Amortization of debt premium	1,193	1,805	5,834	3,468
Amortization of deferred financing costs	826	952	3,209	2,864
Non-cash compensation expense	961	885	3,684	2,462
Capitalized interest cost	1,236	1,175	4,633	4,789
Mark to market lease amount in Deferred revenue and other liabilities on consolidated balance sheet	112,405	113,412	112,405	113,412
Acreage of undeveloped, vacant land in the operating portfolio[3]	35.1		35.1

	December 31, 2015	December 31, 2014
Investment properties, at cost:
Land[3]	$805,646	$778,780
Buildings and improvements	2,946,976	2,785,780
Furniture, equipment and other	6,960	6,398
Land held for development	34,975	35,907
Construction in progress	138,583	125,883
Total	$3,933,140	$3,732,748

____________________
1	Excludes landlord work, tenant improvements and leasing commissions relating to development and redevelopment projects and first-generation space.
2	A portion of these capital improvements are reimbursed by tenants and are revenue producing.
3	Includes undeveloped vacant land with a book value $11.5 million at December 31, 2015.

p. 9	Kite Realty Group Trust Supplemental Financial and Operating Statistics –12/31/15

MARKET CAPITALIZATION AS OF DECEMBER 31, 2015

($ in thousands, except share data)
	Percent of Total Equity	Total Market Capitalization[4]	Percent of Total Market Capitalization
Equity Capitalization:
Total Common Shares Outstanding	97.8%	83,334,865
Operating Partnership ("OP") Units Outstanding	2.2%	1,901,278
Combined Common Shares and OP Units	100.0%	85,236,143
Market Price of Common Shares		$25.93
Total Equity Capitalization		2,210,173	57%
Debt Capitalization:
Company Consolidated Outstanding Debt		1,734,059
Less: Debt Premium		(16,521)
Less: Partner Share of Consolidated Joint Venture Debt[1]		(13,753)
Company Share of Outstanding Debt		1,703,785
Less: Cash and Cash Equivalents		(33,880)
Total Net Debt Capitalization		1,669,905	43%
Total Enterprise Value		$3,880,078	100%

RATIO OF DEBT TO TOTAL UNDEPRECIATED ASSETS
Consolidated Undepreciated Real Estate Assets		$3,933,140
Company Share of Unconsolidated Real Estate Assets[2]		2,500
Escrow and Other Deposits		13,476
		3,949,116
Total Consolidated Debt		1,734,059
Less: Debt Premium		(16,521)
Less: Cash and Cash Equivalents		(33,880)
		$1,683,658
Ratio of Debt to Total Undepreciated Real Estate Assets		42.6%

RATIO OF COMPANY SHARE OF NET DEBT TO EBITDA
Company Share of Consolidated Debt		$1,703,785
Less: Cash and Cash Equivalents		(33,880)
		1,669,905
Q4 2015 EBITDA, Annualized:
- Consolidated EBITDA [3]	$240,736
- Unconsolidated EBITDA	131
- Minority Interest EBITDA[1]	(1,780)	239,087
Net Debt to EBITDA		6.98x
Net Debt plus Preferred to EBITDA		6.98x

____________________
1	See Joint Venture Summary page for details.
2	Included in prepaid and other assets on Consolidated Balance Sheets.
3	Excludes impairment charge and gain on debt extinguishment.
4	The Company's outstanding preferred shares were redeemed in December 2015.

p. 10	Kite Realty Group Trust Supplemental Financial and Operating Statistics –12/31/15

SAME PROPERTY NET OPERATING INCOME (NOI)

($ in thousands)
	Three Months Ended December 31,			Twelve Months Ended December 31,
	2015	2014	% Change	2015	2014	% Change
Number of properties for the quarter[1]	104	104

Leased percentage	95.4%	95.1%		95.4%	95.1%
Economic Occupancy percentage[2]	93.9%	93.7%		93.9%	93.7%

Minimum rent	$55,235	$54,485		$172,449	$169,013
Tenant recoveries	15,307	14,744		48,269	47,458
Overage rent, specialty leasing, and parking revenue	1,647	1,030		4,037	3,305
	72,189	70,259		224,755	219,776

Property operating expenses	(9,602)	(9,824)		(31,720)	(33,112)
Real estate taxes	(8,989)	(8,616)		(28,428)	(27,624)
	(18,591)	(18,440)		(60,148)	(60,736)
Net operating income - same properties[3]	$53,598	$51,819	3.4%	$164,607	$159,040	3.5%

Reconciliation of Same Property NOI to Most Directly Comparable GAAP Measure:
Net operating income - same properties	$53,598	$51,819		$164,607	$159,040
Net operating income - non-same activity[4]	11,163	13,083		91,521	31,838
General, administrative and other	(4,578)	(3,684)		(18,709)	(13,043)
Merger and acquisition costs	—	(659)		(1,550)	(27,508)
Depreciation expense	(43,116)	(39,438)		(167,312)	(120,998)
Non-cash gain from release of assumed earnout liability	4,832	—		4,832	—
Impairment charge	(1,592)	—		(1,592)	—
Interest expense	(15,437)	(15,222)		(56,432)	(45,513)
Gain on settlement	—	—		4,520	—
Other expense, net	(113)	(112)		(281)	(268)
Discontinued operations	—	—		—	3,198
Non-cash gain on debt extinguishment	5,645	—		5,645	—
Gains on sales of operating properties	854	2,242		4,066	8,578
Net income attributable to noncontrolling interests	(571)	(801)		(2,198)	(1,025)
Dividends on preferred shares	(1,535)	(2,114)		(7,877)	(8,456)
Non-cash adjustment for redemption of preferred shares	(3,797)	—		(3,797)	—
Net income (loss) attributable to common shareholders	$5,353	$5,114		$15,443	$(14,157)

____________________
1	Same property analysis excludes operating properties in redevelopment.
2	Excludes leases that are signed but for which tenants have not commenced payment of cash rent. Calculated as a weighted average based on the timing of cash rent commencement during the period.
3
Same property net operating income excludes net gains from outlot sales, straight-line rent revenue, bad debt expense and recoveries, lease termination fees, amortization of lease intangibles and significant prior year expense recoveries and adjustments, if any.

4
Includes non-cash accounting items across the portfolio as well as net operating income from properties not included in the same property pool including $5.1 million in the fourth quarter of 2014 related to the 15 property asset sale .

The Company believes that Net Operating Income is helpful to investors as a measure of its operating performance because it excludes various items included in net income that do not relate to or are not indicative of its operating performance, such as depreciation and amortization, interest expense, and impairment, if any.  The Company believes that Same Property NOI is helpful to investors as a measure of its operating performance because it includes only the NOI of properties that have been owned for the full period presented, which eliminates disparities in net income due to the redevelopment, acquisition or disposition of properties during the particular period presented, and thus provides a more consistent metric for the comparison of the Company's properties.  NOI and Same Property NOI should not, however, be considered as alternatives to net income (calculated in accordance with GAAP) as indicators of the Company's financial performance.

p. 11	Kite Realty Group Trust Supplemental Financial and Operating Statistics –12/31/15

NET OPERATING INCOME BY QUARTER

($ in thousands)
	Three Months Ended
	December 31, 2015	September 30, 2015	June 30, 2015	March 31, 2015	December 31, 2014
Revenue:
Minimum rent[5]	$67,139	$66,279	$64,897	$65,479	$67,940
Tenant reimbursements	18,344	16,787	16,489	18,615	17,690
Other property related revenue[1]	2,417	3,355	1,857	1,910	844
Overage rent	845	175	33	358	422
Parking revenue, net[2]	145	156	65	61	137
	88,890	86,752	83,341	86,423	87,033
Expenses:
Property operating - Recoverable[3]	10,552	9,321	9,640	10,892	10,641
Property operating - Non-Recoverable[3]	2,666	2,440	1,938	1,590	1,766
Real estate taxes	10,910	9,883	9,584	9,858	9,723
	24,128	21,644	21,162	22,340	22,130
Net Operating Income - Properties	64,762	65,108	62,179	64,083	64,903
Other Income (Expense):
General, administrative, and other	(4,578)	(4,559)	(4,566)	(5,006)	(3,684)
Merger and acquisition costs	—	(1,089)	(302)	(159)	(659)
Non-cash gain from release of assumed earnout liability	4,832	—	—	—	—
Impairment charge	(1,592)	—	—	—	—
	(1,338)	(5,648)	(4,868)	(5,165)	(4,343)
Earnings Before Interest, Taxes, Depreciation and Amortization	63,424	59,460	57,311	58,918	60,560
Depreciation and amortization	(43,116)	(42,549)	(41,212)	(40,435)	(39,438)
Interest expense	(15,437)	(13,881)	(13,181)	(13,933)	(15,222)
Income tax (expense) benefit of taxable REIT subsidiary	(52)	(9)	(69)	(55)	12
Non-cash gain on debt extinguishment	5,645	—	—	—	—
Gain on settlement	—	—	4,520	—	—
Other (expense) income, net	(61)	(60)	(134)	4	(125)
Income (Loss) From Continuing Operations	10,403	2,961	7,235	4,499	5,787
Gains on sales of operating properties	854	—	—	3,363	2,242
Net income (loss)	11,257	2,961	7,235	7,862	8,029
Less: Net (income) loss attributable to noncontrolling interests	(572)	(435)	(508)	(683)	(801)
Less: Dividends on preferred shares	(1,535)	(2,114)	(2,114)	(2,114)	(2,114)
Less: Non-cash adjustment for redemption of preferred shares	(3,797)	—	—	—	—
Net income attributable to Kite Realty Group Trust	$5,353	$412	$4,613	$5,065	$5,114
NOI/Revenue	72.9%	75.1%	74.6%	74.2%	74.6%
Recovery Ratios[4]
- Retail Only	87.3%	90.1%	89.0%	91.3%	89.6%
- Consolidated	85.5%	87.4%	85.8%	89.7%	86.9%

____________________
1
Other property related revenue for the three months ended December 31, 2015 includes $0.8 million from the sale of an outlot, Eddy Street Commons residential profit distribution of $0.4 million, and $0.7 million of lease termination income.

2
Parking revenue, net represents the net operating results of the Eddy Street Parking Garage and the Union Station Parking Garage. In the three months ended December 31, 2015, this amount was calculated as revenue of $550,000 less real estate taxes and property operating expenses of $172,000 and $233,000, respectively.

3
Recoverable expenses include total management fee expense (or G&A expense of $1.3 million) allocable to the property operations in the three months ended December 31, 2015, a portion of which is recoverable. Non-recoverable expenses primarily include bad debt, ground rent, and professional fees.

4	“Recovery Ratio” is computed by dividing tenant reimbursements by the sum of recoverable property operating expense and real estate tax expense.
5	Minimum rent includes $4.6 million in ground lease-related revenue for the three months ended December 31, 2015.

p. 12	Kite Realty Group Trust Supplemental Financial and Operating Statistics –12/31/15

CONSOLIDATED JOINT VENTURE SUMMARY

As of December 31, 2015

($ in thousands)

Ownership [4]
Joint Venture Entity	Location (MSA)	Owned GLA	KRG Ownership %	Current KRG Economic %[1]
Delray Marketplace	Delray, FL	260,255	50%	98%
Fishers Station[2]	Indianapolis, IN	71,943	25%	88%
Pan Am Plaza	Indianapolis, IN	—	85%	85%
Crossing at Killingly Commons	Killington, CT	208,929	55%	90%
Territory Portfolio[3]	Las Vegas, NV	847,690	78%	94%
Balance Sheet		Current Partner Economic %
Joint Venture Entity	12/31/2015 Debt Balance		Partner Share of Debt	Redeemable Noncontrolling Interest
Delray Marketplace	$56,833	2%	$1,138	$—
Fishers Station[2]	3,160	12%	379	—
Pan Am Plaza	—	15%	—	—
Crossing at Killingly Commons	33,000	10%	3,300	10,632
Territory Portfolio[3]	148,940	6%	8,936	31,598
Total	$241,933		$13,753	$42,230
Income Statement
Joint Venture Entity [5]			Total Quarterly Minority Interest	Annualized Minority Interest
Delray Marketplace			$—	$—	KRG has an 8% cumulative preferred return
Fishers Station[2]			29	116	Partner receives a fixed annual payment
Pan Am Plaza			—	—	Project currently in Land Held For Development
Crossing at Killingly Commons			116	464	Partner receives a fixed annual preferred payment of 5.5% on $9.6 million
Territory Portfolio[3]			300	1,200	Partner receives a fixed annual preferred payment of 4% on $30 million
Total			$445	$1,780

____________________
1	Economic ownership % represents the Company's share of cash flow.
2	Joint Venture entity also owns a portion of Fishers Station shopping center.
3	Joint Venture includes six operating properties located in Las Vegas.
4	Company acquired its partners' interests in City Center, Bayport Commons and Beacon Hill during 2015.
5	The Company's Cornelius Gateway property that was owned in a joint venture was sold in the 4th quarter of 2015. Our partner's share of the loss was $0.2 million.

p. 13	Kite Realty Group Trust Supplemental Financial and Operating Statistics –12/31/15

SUMMARY OF OUTSTANDING DEBT AS OF DECEMBER 31, 2015

($ in thousands)

TOTAL OUTSTANDING DEBT[1]

	Outstanding Amount	Ratio	Weighted Average Interest Rate	Weighted Average Maturity (in years)
Fixed Rate Debt	$1,502,190	88%	4.17%	5.4
Variable Rate Debt [2]	215,348	12%	1.97%	4.0
Net Premiums on Acquired Debt	16,521	N/A	N/A	N/A
Total	$1,734,059	100%	3.90%	5.2

SCHEDULE OF MATURITIES BY YEAR
	Secured Debt
	Scheduled Principal Payments	Term Maturities	Unsecured[3]	Total Outstanding Debt
2016	$5,666	$261,041	$—	$266,707
2017	5,103	17,026	—	22,129
2018	5,335	62,584	—	67,919
2019	5,255	—	20,000	25,255
2020	5,200	42,339	400,000	447,539
2021	3,907	159,875	—	163,782
2022	1,053	150,878	100,000	251,931
2023	806	214,940	95,000	310,746
2024 And Beyond	6,430	100	155,000	161,530
Net Premiums on Acquired Debt	16,521	—	—	16,521
Total	$55,276	$908,783	$770,000	$1,734,059

____________________
1
Calculations on fixed rate debt include the portion of variable rate debt that has been hedged; therefore, calculations on variable rate debt exclude the portion of variable rate debt that has been hedged. $ 495,696,000 in variable rate debt is hedged for a weighted average 2.0 years.

2
The Company executed a $150 million forward, starting June 30, 2016, 5 year hedge that is not currently being reflected in the fixed/variable ratio. If included in this period the variable ratio would be 3.0% and the weighted average interest would be 4.0%.

3
This presentation reflects the Company's exercise of its options to extend the maturity dates by one year to July 1, 2019 for the Company's unsecured credit facility and its option to extend the maturity date by six months to January 1, 2020 for the Company's unsecured term loan.

p. 14	Kite Realty Group Trust Supplemental Financial and Operating Statistics –12/31/15

MATURITY SCHEDULE OF OUTSTANDING DEBT AS OF DECEMBER 31, 2015

($ in thousands)
Property	Lender(s)	Interest Rate[1]	Maturity Date	Total Commitment	Balance as of December 31, 2015	% of Total Outstanding

Cool Creek Commons	CMBS	5.88%	4/11/2016		$16,330
Sunland Towne Centre	CMBS	6.01%	7/1/2016		23,610
Mullins Crossing	CMBS	5.50%	9/6/2016		20,471
Pine Ridge Crossing	CMBS	6.34%	10/11/2016		16,646
Riverchase Plaza	CMBS	6.34%	10/11/2016		9,987
Traders Point	CMBS	5.86%	10/11/2016		42,724
Parkside Town Commons[2]	Huntington Bank (Admin Agent)	LIBOR + 210	11/21/2016	85,950	75,943
Delray Marketplace[3]	Bank of America/US Bank	LIBOR + 175	11/18/2016		56,833
2016 Debt Maturities					262,544	15.3%

Geist Pavilion	CMBS	5.78%	1/1/2017		10,556
Pleasant Hill Commons	John Hancock Life Ins	6.00%	6/1/2017		6,752
2017 Debt Maturities					17,308	1.0%

Colonial Square & Village Walk	CMBS	5.50%	1/1/2018		25,000
Whitehall Pike	CMBS	6.71%	7/5/2018		5,732
Perimeter Woods	Jackson National Life Insurance	6.02%	9/1/2018		33,330
2018 Debt Maturities					64,062	3.7%

Unsecured Credit Facility[4,5]	KeyBank (Admin. Agent)	LIBOR + 140	7/1/2019		20,000
2019 Debt Maturities					20,000	1.2%

Unsecured Term Loan[5,6]	KeyBank (Admin. Agent)	LIBOR + 135	1/1/2020		400,000
Fishers Station[3]	Old National Bank	LIBOR + 225	1/4/2020		7,168
Lake City Commons/12th Street Plaza/University Town Center II	CMBS	5.70%	9/1/2020		20,700
Thirty South	Associated Bank	LIBOR + 205	12/31/2020		18,100
2020 Debt Maturities					445,968	26.0%

Waxahachie Crossing	CMBS	5.55%	3/1/2021		7,750
International Speedway Square	CMBS	5.77%	4/1/2021		19,694
Lima Marketplace	CMBS	5.80%	4/1/2021		8,383
Bell Oaks Centre	CMBS	5.59%	4/1/2021		6,548
Northcrest Shopping Center	CMBS	5.48%	5/1/2021		15,780
University Town Center	CMBS	5.48%	6/1/2021		18,690
Village at Bay Park	CMBS	5.58%	6/1/2021		9,183
Silver Springs Pointe	CMBS	5.03%	7/1/2021		8,800
Lake Mary Plaza	CMBS	5.10%	7/1/2021		5,080
Bayport Commons	CMBS	5.44%	9/1/2021		12,325
Eddy Street Commons	CMBS	5.44%	9/1/2021		23,946
Four Property Pool Loan	CMBS	5.44%	9/1/2021		35,896
2021 Debt Maturities					172,075	10.0%

See footnotes on next page

p. 15	Kite Realty Group Trust Supplemental Financial and Operating Statistics –12/31/15

MATURITY SCHEDULE OF OUTSTANDING DEBT AS OF DECEMBER 31, 2015 (CONTINUED)

($ in thousands)
Property	Lender(s)	Interest Rate[1]	Maturity Date	Total Commitment	Balance as of December 31, 2015	% of Total Outstanding

Centre at Panola, Phase I	CMBS	6.78%	1/1/2022		$2,271
Palm Coast Landing	CMBS	5.00%	3/1/2022		22,550
Bayonne Crossing	CMBS	4.18%	4/1/2022		45,000
Saxon Crossing	CMBS	4.65%	7/1/2022		11,400
Merrimack Village Center	CMBS	4.36%	7/6/2022		5,445
Shops at Moore	CMBS	4.29%	9/1/2022		21,300
Shops at Julington Creek	CMBS	4.60%	9/1/2022		4,785
Centre Point Commons	CMBS	4.34%	10/1/2022		14,410
Unsecured Term Loan	KeyBank (Admin. Agent)	LIBOR + 160	10/26/2022	200,000	100,000
Miramar Square	CMBS	4.16%	12/1/2022		31,625
2022 Debt Maturities					258,786	15.1%

Centennial Gateway / Eastgate [7]	CMBS	3.81%	1/1/2023		44,385
Crossing at Killingly Commons [7]	Huntington Bank	LIBOR + 170	1/1/2023		33,000
Centennial Center [7]	CMBS	3.83%	1/6/2023		70,455
Eastern Beltway [7]	CMBS	3.83%	1/6/2023		34,100
The Corner	CMBS	4.10%	3/1/2023		14,750
Chapel Hill	CMBS	3.78%	4/1/2023		18,250
Senior Unsecured Note	Various	4.23%	9/10/2023		95,000
2023 Debt Maturities					309,940	18.0%

Senior Unsecured Note	Various	4.47%	9/10/2025		80,000
Senior Unsecured Note	Various	4.57%	9/10/2027		75,000
Rampart Commons	CMBS	5.73%	6/10/2030		11,855
2024 And Beyond Debt Maturities					166,855	9.7%
NET PREMIUMS ON ACQUIRED DEBT					16,521
TOTAL DEBT PER CONSOLIDATED BALANCE SHEET					$1,734,059

____________________
1	At December 31, 2015, one-month LIBOR was 0.43%.
2	Loan has a four year extension option.
3	Property is held in a joint venture. The loan is guaranteed by Kite Realty Group, LP. See Joint Venture Summary on page 13 for additional detail.
4	Assumes Company exercises its option to extend the maturity date by one year.
5	The Company has 94 unencumbered properties of which 86 are wholly owned and included in the unencumbered property pool of our unsecured facilities.
6	Assumes Company exercises its option to extend the maturity date by six months.
7	Property is held in a joint venture. See Joint Venture Summary on page 13 for additional detail.

p. 16	Kite Realty Group Trust Supplemental Financial and Operating Statistics –12/31/15

TOP 10 RETAIL TENANTS BY TOTAL GROSS LEASABLE AREA (GLA)

As of December 31, 2015

This table includes the following:

•	Operating retail properties;

•	Operating office properties; and

•	Development/Redevelopment property tenants open for business or ground lease tenants who commenced paying rent as of December 31, 2015.

Tenant	Number of Locations	Total GLA	Number of Leases	Company Owned GLA	Ground Lease GLA	Number of Anchor Owned Locations	Anchor Owned GLA
Wal-Mart	14	2,376,540	6	203,742	811,956	8	1,360,842
Target	16	2,301,943	—	—	—	16	2,301,943
Lowe's Home Improvement	14	2,072,666	5	128,997	650,161	9	1,293,508
Publix	18	868,222	18	868,222	—	—	—
Kohls	9	783,599	5	184,516	245,223	4	353,860
TJX Companies[1]	21	634,317	21	634,317	—	—	—
Ross Stores	17	485,673	17	485,673	—	—	—
Bed Bath & Beyond[2]	18	469,772	18	469,772	—	—	—
Dick's Sporting Goods	9	440,502	9	440,502	—	—	—
Petsmart	18	374,127	18	374,127	—	—	—
Total	154	10,807,361	117	3,789,868	1,707,340	37	5,310,153

____________________
1	Includes TJ Maxx, Home Goods and Marshalls, all of which are owned by the same parent company.
2	Includes Buy Buy Baby, Christmas Tree Shops and Cost Plus, all of which are owned by the same parent company.

p. 17	Kite Realty Group Trust Supplemental Financial and Operating Statistics –12/31/15

TOP 25 TENANTS BY ANNUALIZED BASE RENT

As of December 31, 2015

($ in thousands)

This table includes the following:

•	Operating retail properties;

•	Operating office properties; and

•	Development/Redevelopment property tenants open for business or ground lease tenants who commenced paying rent as of December 31, 2015.

Tenant	Number of Stores	Leased GLA/NRA[2]	% of Owned GLA/NRA of the Portfolio	Annualized Base Rent[1]	Annualized Base Rent per Sq. Ft.	% of Total Portfolio Annualized Base Rent
Publix	18	868,222	5.5%	$8,439	$9.72	3.4%
TJX Companies[3]	21	634,317	4.0%	6,431	10.14	2.6%
Petsmart	18	374,127	2.4%	5,513	14.74	2.2%
Bed Bath & Beyond[4]	18	446,372	2.8%	5,399	12.09	2.2%
Ross Stores	17	485,673	3.1%	5,214	10.74	2.1%
Lowe's Home Improvement	5	128,997	0.8%	5,039	6.47	2.1%
Office Depot / Office Max	18	368,482	2.3%	5,018	13.62	2.0%
Dick's Sporting Goods	9	440,502	2.8%	4,658	10.57	1.9%
Michaels	13	278,111	1.7%	3,697	13.29	1.5%
Wal-Mart	6	203,742	1.3%	3,655	3.60	1.5%
LA Fitness	5	208,209	1.3%	3,447	16.56	1.4%
Nordstrom	5	170,545	1.1%	3,122	18.30	1.3%
Best Buy	6	213,604	1.3%	3,024	14.16	1.2%
Kohls	5	184,516	1.2%	2,927	6.81	1.2%
National Amusements	1	80,000	0.5%	2,898	36.22	1.2%
Toys R Us / Babies R Us5	6	179,316	1.1%	2,896	13.79	1.2%
Petco	12	167,455	1.1%	2,747	16.41	1.1%
Walgreens	4	67,212	0.4%	2,099	31.23	0.9%
Frank Theaters	2	122,224	0.8%	2,081	17.02	0.8%
DSW	7	134,681	0.8%	1,938	14.39	0.8%
New York Sports Club	2	86,717	0.5%	1,936	22.32	0.8%
Burlington Coat Factory	3	247,400	1.6%	1,792	7.24	0.7%
Randall's Food & Drugs	3	133,990	0.8%	1,774	13.24	0.7%
Mattress Firm	17	69,258	0.4%	1,773	25.60	0.7%
Old Navy	8	130,404	0.8%	1,762	13.51	0.7%
TOTAL	229	6,424,076	40.4%	$89,277	$11.13	36.4%

____________________
1	Annualized base rent represents the monthly contractual rent for December 31, 2015 for each applicable tenant multiplied by 12. Annualized base rent does not include tenant reimbursements.
2	Excludes the estimated size of the structures located on land owned by the Company and ground leased to tenants.
3	Includes TJ Maxx, Marshalls and HomeGoods, all of which are owned by the same parent company.
4	Includes Buy Buy Baby, Christmas Tree Shops and Cost Plus, all of which are owned by the same parent company.
5	Annualized base rent and percent of total portfolio includes ground lease rent.

p. 18	Kite Realty Group Trust Supplemental Financial and Operating Statistics –12/31/15

RETAIL LEASING SUMMARY[1]

			Retail Only - Comparable Space
Category[1]	Total Leases	Total Sq. Ft.	Leases[2]	Sq. Ft.	Prior Rent PSF[3]	New Rent PSF[4,5]	Rent Spread	Same Space TI PSF [6]
New Leases - Q4, 2015	59	172,378	19	63,681	$16.11	$19.49	21.0%	$67.68
New Leases - Q3, 2015	59	280,741	24	68,783	$14.98	$20.50	36.9%	$30.79
New Leases - Q2, 2015	35	126,969	15	42,827	$19.98	$21.56	7.9%	$32.83
New Leases - Q1, 2015	35	140,104	10	38,583	$16.48	$19.51	18.4%	$37.55
New Leases - Q4, 2014	33	72,113	12	27,335	$18.25	$22.06	20.9%	$32.14

Renewals - Q4, 2015	49	332,515	49	332,515	$13.59	$15.31	12.7%	$1.59
Renewals - Q3, 2015	48	515,492	48	515,492	$8.92	$9.61	7.7%	$0.56
Renewals - Q2, 2015	42	292,568	42	292,568	$12.59	$13.59	8.0%	$0.71
Renewals - Q1, 2015	42	237,366	42	237,366	$13.01	$13.93	7.1%	$0.86
Renewals - Q4, 2014	43	303,993	43	303,993	$12.26	$12.95	5.7%	$0.53

Total - Q4, 2015	108	504,893	68	396,196	$13.99	$15.98	14.2%	$20.33
Total - Q3, 2015	107	796,233	72	584,275	$9.63	$10.89	13.1%	$4.32
Total - Q2, 2015	77	419,537	57	335,395	$13.53	$14.61	8.0%	$4.87
Total - Q1, 2015	77	377,470	52	275,949	$13.49	$14.71	9.0%	$5.99
Total - Q4, 2014	76	376,106	55	331,328	$12.75	$13.70	7.5%	$3.18

________________
1	Comparable space leases on this report are included for retail properties only. Office leases are included in the totals and ground leases are excluded.
2	Comparable leases represent those leases signed for which there was a former tenant within the last 12 months.
3	Prior rent represents minimum rent, if any, paid by the prior tenant in the final 12 months of the term.
4	All amounts reported at lease execution.
5	Contractual rent represents contractual minimum rent per square foot for the first 12 months of the lease.
6	Includes costs of landlord work and tenant allowances provided to tenants. Excluding the costs associated with two new anchor leases the Q4, 2015 amount would be $33.80 PSF.

p. 19	Kite Realty Group Trust Supplemental Financial and Operating Statistics –12/31/15

LEASE EXPIRATIONS – OPERATING PORTFOLIO

As of December 31, 2015

($ in thousands)

This table includes the following:

•	Operating retail properties;

•	Operating office properties; and

•	Development/Redevelopment property tenants open for business or ground lease tenants who commenced paying rent as of December 31, 2015.

	Number of Expiring Leases[1]	Expiring GLA/NRA[2]	% of Total GLA/NRA Expiring	Expiring Annualized Base Rent[3]	% of Total Annualized Base Rent	Expiring Annualized Base Rent per Sq. Ft.	Expiring Ground Lease Revenue
2016	247	1,035,946	6.5%	$16,491	6.7%	$15.92	$—
2017	273	1,716,666	10.8%	27,805	11.4%	16.20	226
2018	345	2,165,695	13.7%	35,350	14.5%	16.32	1,588
2019	254	1,668,015	10.5%	24,673	10.1%	14.79	819
2020	245	2,185,112	13.8%	29,339	12.0%	13.43	1,559
2021	180	1,399,263	8.8%	20,677	8.5%	14.78	757
2022	99	937,164	5.9%	15,330	6.3%	16.36	1,048
2023	107	976,817	6.0%	15,100	6.0%	15.46	360
2024	92	1,028,054	6.5%	19,793	8.1%	19.25	381
2025	75	706,087	4.5%	11,838	4.9%	16.77	768
Beyond	104	2,074,143	13.0%	28,892	11.8%	13.93	10,750
	2,021	15,892,962	100.0%	$245,287	100.0%	$15.43	$18,256

____________________
1	Lease expiration table reflects rents in place as of December 31, 2015 and does not include option periods; 2016 expirations include 48 month-to-month tenants. This column also excludes ground leases.
2	Expiring GLA excludes estimated square footage attributable to non-owned structures on land owned by the Company and ground leased to tenants.
3	Annualized base rent represents the monthly contractual rent for December 2015 for each applicable tenant multiplied by 12. Excludes tenant reimbursements and ground lease revenue.

p. 20	Kite Realty Group Trust Supplemental Financial and Operating Statistics –12/31/15

LEASE EXPIRATIONS – RETAIL ANCHOR TENANTS[1]

As of December 31, 2015

($ in thousands)

This table includes the following:

•	Operating retail properties; and

•	Development/Redevelopment property tenants open for business or ground lease tenants who commenced paying rent as of December 31, 2015.

	Number of Expiring Leases[2]	Expiring GLA/NRA[3]	% of Total GLA/NRA Expiring	Expiring Annualized Base Rent[4]	% of Total Annualized Base Rent	Expiring Annualized Base Rent per Sq. Ft.	Expiring Ground Lease Revenue
2016	21	488,781	3.1%	$5,252	2.2%	$10.75	$—
2017	42	1,058,414	6.7%	12,633	5.2%	11.94	—
2018	50	1,388,073	8.8%	16,248	6.7%	11.71	1,194
2019	34	1,100,242	6.9%	10,834	4.4%	9.85	—
2020	42	1,674,340	10.6%	17,209	7.1%	10.28	1,111
2021	36	949,042	6.0%	10,124	4.2%	10.67	289
2022	27	647,329	4.1%	8,625	3.5%	13.32	745
2023	25	664,649	4.1%	7,808	3.1%	11.75	260
2024	22	760,926	4.8%	13,449	5.5%	17.67	260
2025	19	464,436	2.9%	6,221	2.6%	13.40	381
Beyond	45	1,849,490	11.6%	23,308	9.5%	12.60	6,384
	363	11,045,722	69.6%	$131,711	53.8%	$11.92	$10,623

____________________
1	Retail anchor tenants are defined as tenants that occupy 10,000 square feet or more.
2	Lease expiration table reflects rents in place as of December 31, 2015 and does not include option periods.
3	Expiring GLA excludes square footage for non-owned ground lease structures on land we own and ground leased to tenants.
4	Annualized base rent represents the monthly contractual rent for December 2015 for each applicable tenant multiplied by 12. Excludes tenant reimbursements and ground lease revenue.

p. 21	Kite Realty Group Trust Supplemental Financial and Operating Statistics –12/31/15

LEASE EXPIRATIONS – RETAIL SHOPS

As of December 31, 2015

($ in thousands)

This table includes the following:

•	Operating retail properties; and

•	Development/Redevelopment property tenants open for business as of December 31, 2015.

	Number of Expiring Leases[1]	Expiring GLA/NRA[2]	% of Total GLA/NRA Expiring	Expiring Annualized Base Rent[3]	% of Total Annualized Base Rent	Expiring Annualized Base Rent per Sq. Ft.	Expiring Ground Lease Revenue
2016	224	539,251	3.3%	$11,155	4.5%	$20.69	$—
2017	229	575,142	3.6%	13,672	5.6%	23.77	226
2018	293	759,785	4.8%	18,714	7.7%	24.63	394
2019	219	562,520	3.6%	13,738	5.6%	24.42	819
2020	200	496,261	3.1%	11,841	4.8%	23.86	448
2021	143	444,059	2.8%	10,412	4.3%	23.45	469
2022	69	238,789	1.5%	5,831	2.4%	24.42	304
2023	80	279,180	1.7%	6,667	2.6%	23.88	100
2024	68	201,780	1.3%	5,313	2.2%	26.33	121
2025	53	162,011	1.0%	4,451	1.8%	27.48	388
Beyond	59	224,653	1.5%	5,584	2.5%	24.86	4,365
	1,637	4,483,431	28.1%	$107,379	43.7%	$23.95	$7,633

____________________
1
Lease expiration table reflects rents in place as of December 31, 2015, and does not include option periods; 2016 expirations include 47 month-to-month tenants. This column also excludes ground leases.

2	Expiring GLA excludes estimated square footage attributable to non-owned structures on land we own and ground leased to tenants.
3	Annualized base rent represents the monthly contractual rent for December 2015 for each applicable tenant multiplied by 12. Excludes tenant reimbursements and ground lease revenue.

p. 22	Kite Realty Group Trust Supplemental Financial and Operating Statistics –12/31/15

LEASE EXPIRATIONS – OFFICE TENANTS

As of December 31, 2015

($ in thousands)

	Number of Expiring Leases[1]	Expiring GLA/NRA[2]	% of Total GLA/NRA Expiring	Expiring Annualized Base Rent[3]	% of Total Annualized Base Rent	Expiring Annualized Base Rent per Sq. Ft.
2016	2	7,914	0.1%	$84	—	$10.59
2017	2	83110	0.6%	1,501	0.7%	18.06
2018	2	17,837	0.1%	387	0.2%	21.70
2019	1	5,253	—	101	—	19.25
2020	3	14,511	0.1%	288	0.1%	19.85
2021	1	6,162	—	142	0.1%	23.00
2022	3	51,046	0.3%	874	0.4%	17.11
2023	2	32,988	0.2%	625	0.3%	18.96
2024	2	65,348	0.4%	1,031	0.5%	15.77
2025	3	79,640	0.5%	1,165	0.5%	14.63
Beyond	—	—	—	—	—	—
	21	363,809	2.3%	$6,197	2.8%	$17.03

____________________
1	Lease expiration table reflects rents in place as of December 31, 2015 and does not include option periods; 2016 expirations include one month-to-month tenant. This column also excludes ground leases.
2	Lease expiration table reflects rents in place as of December 31, 2015 and does not include option periods. This column also excludes ground leases.
3	Annualized base rent represents the monthly contractual rent for December 2015 for each applicable tenant multiplied by 12. Excludes tenant reimbursements.

p. 23	Kite Realty Group Trust Supplemental Financial and Operating Statistics –12/31/15

DEVELOPMENT PROJECTS UNDER CONSTRUCTION

As of December 31, 2015

($ in thousands)

Project	Company Ownership %	MSA	Projected Stabilization Date[1]	Projected Owned GLA[2]	Projected Total GLA[3]	Percent of Owned GLA Occupied[4]	Percent of Owned GLA Pre-Leased/ Committed[5]	Total Estimated Project Cost	Cost Incurred as of December 31, 2015[6]	Major Tenants and Non-owned Anchors
Holly Springs Towne Center, NC - Phase II	100%	Raleigh	2H 2016	122,001	154,001	24.1%	83.9%	47,500	$35,943	Target (non-owned), Carmike Cinemas, Bed Bath & Beyond, DSW
Parkside Town Commons, NC - Phase II	100%	Raleigh	Mid 2016	297,436	347,801	60.5%	86.1%	81,200	75,889	Frank Theatres, Golf Galaxy, Field & Stream, Stein Mart, Chuy's, Starbucks, Panera Bread
Tamiami Crossing, FL	100%	Naples	2H 2016	121,578	141,578	0.0%	100.0%	44,000	33,576	Stein Mart, Ross, Marshalls, Michaels, PetSmart, Ulta
Total				541,015	643,380	38.7%	88.7%	$172,700	$145,408
Cost incurred as of December 31, 2015 included in Construction in Progress on the balance sheet									$91,733

Annualized Development / Redevelopment Cash NOI Summary
Projected Stabilized Total Cash NOI from projects above	$10,721
Cash NOI Included in Income Statement for Three Months Ended December 31, 2015	(2,867)
Remaining Development Cash NOI from projects above	7,854
Remaining Transitional Redevelopment Cash NOI[7]	1,325
Total Remaining Annual Cash NOI	$9,179

Summary of Construction In Progress on Consolidated Balance Sheet:
Cost incurred for development projects under construction	$91,733
Deerwood Apartments - Jacksonville, FL	20,899
Holly Springs Towne Center - Phase III	4,384
Miscellaneous tenant improvements and small projects	21,567
Construction In Progress on Consolidated Balance Sheet	$138,583

____________________
1	Stabilization date represents the sooner of one year from project opening date and / or substantially occupied.
2
Projected Owned GLA represents gross leasable area we project we will own. It excludes square footage that we project will be attributable to non-owned outlot structures on land owned by us and expected to be ground leased to tenants. It also excludes non-owned anchor space.

3
Projected Total GLA includes Projected Owned GLA, projected square footage attributable to non-owned outlot structures on land that we own, and non-owned anchor space that currently exists or is under construction.

4	Includes tenants that have taken possession of their space or have begun paying rent.
5
Excludes outlot land parcels owned by the Company and ground leased to tenants. Includes leases under negotiation for approximately 16,728 square feet for which the Company has signed non-binding letters of intent.

6	Cost incurred is reclassified to fixed assets on the consolidated balance sheet on a pro-rata basis as portions of the asset are placed in service.
7	Additional NOI relating to redevelopment projects moved to the operating portfolio as near stabilization.

p. 24	Kite Realty Group Trust Supplemental Financial and Operating Statistics –12/31/15

REDEVELOPMENT, REPOSITION, AND REPURPOSE OPPORTUNITIES

($ in thousands)

REDEVELOPMENT	Location	Description
Bolton Plaza	Jacksonville	Second phase; replace existing vacant shop space with 22,000 square foot junior anchor and center upgrades.
Bridgewater	Indianapolis	Second phase; creation of new outparcel building to relocate existing shop space. Replacing vacant shop space with 15,000 square foot junior anchor.
Burnt Store Promenade	Punta Gorda	New building construction of current grocer into 45,000 square foot space. New 20 year lease and center upgrades.
City Center*	White Plains	Pending construction start to reactivate street level retail components and enhance overall shopping experience within multilevel project.
Courthouse Shadows*	Naples	Recapture of natural lease expiration; demolition of the site to add a large format single tenant ground lease as well as an additional outparcel development.
Fishers Station*	Indianapolis	Demolition, expansion, and replacement of previous anchor.
Hamilton Crossing Centre*	Indianapolis	Recapture of lease expiration; substantially enhancing merchandising mix and replacing available space with new movie theatre for entertainment.
Portofino Shopping Center	Houston	Multiple phase project. Addition of two small shop buildings and a 33,000 square foot junior anchor. Also rightsizing of a 25,000 square foot junior anchor.
Rampart Commons	Las Vegas	Addition of new tenants replacing expiring leases. Upgrades to building façades and hardscape through the center.
Expected Return		9.5% - 10.5%
Expected Cost		$75,000 - $80,000

REPOSITION[1]	Location	Description
Castleton Crossing	Indianapolis	Creation of new outparcel small shop building.
Centennial Center	Las Vegas	General building enhancements including improved access of main entry point. Addition of two restaurants to anchor the small shop building.
Centennial Gateway	Las Vegas	Recapture of a 13,950 square foot anchor location to provide retenanting opportunity to enhance overall quality of the center; also includes additional structural improvements and building upgrades.
Hitchcock Plaza	Aiken	Replacing vacant space with building conversion for two junior anchors and incremental shop space.
Landstown Commons	Virginia Beach	Relocation of Starbucks to create drive through. General improvement of the main street area, including façade improvements and addition of pedestrian elements.
Northdale Promenade	Tampa
Multi-phase project involving rightsizing of an existing shop tenant to accommodate construction of new junior anchor, and the demolition of shop space to add another junior anchor, enhance space visibility, and improve overall small shop mix.

Shops at Moore	Oklahoma City	Expansion of existing vacant space to be reconstructed and occupied with the addition of a new junior anchor.
Tarpon Bay	Naples	Recapture of a junior anchor space to enhance merchandising mix and cross shopping experience; also, upgrading exterior of the center and other building improvements.
Trussville Promenade[2]	Birmingham	Replacing existing small shops with 22,000 square foot junior anchor.
Expected Return		9.5% - 10.5%
Expected Cost		$35,000 - $40,000

REPURPOSE	Location	Description
Beechwood Promenade*	Athens	Contemplating a mixed use opportunity for recaptured space given dynamic college town environment.
The Corner*	Indianapolis	Creation of a mixed use (retail and multi-family) development replacing an unanchored small shop center.
Expected Return		9.0% - 10.0%
Expected Cost		$20,000 - $25,000

Total Expected Return		9.0% - 11.0%
Total Expected Cost		$130,000 - $145,000

1	Reposition refers to less substantial asset enhancements based on internal costs.
2	Redevelopment refers to Trussville I.
*	Asterisk represents assets removed from the operating portfolio and in final planning stage. Projected cost and projected ROI will be added upon commencement of construction.
Note: These opportunities are merely potential at this time and are subject to various contingencies, many of which are beyond the Company's control.

p. 25	Kite Realty Group Trust Supplemental Financial and Operating Statistics –12/31/15

2015 PROPERTY ACQUISITIONS AND DISPOSITIONS

($ in thousands)

ACQUISITIONS

Property Name	Property Type	MSA	Date Acquired	Total GLA	Owned GLA	Purchase Price
Colleyville Downs	Grocery-anchored center	Dallas, TX	4/1/2015	200,910	185,848
Belle Isle Station	Power center	Oklahoma City, OK	5/14/2015	396,439	164,372
Livingston Shopping Center	Power center	New York - Newark	7/24/2015	139,657	139,657
Chapel Hill Shopping Center	Grocery-anchored center	Fort Worth, TX	8/21/2015	191,190	126,755
Total						$185,800

DISPOSITIONS

Property Name	Property Type	MSA	Date Sold	Sales Price
Prattville Town Center	Power center	Prattville, AL	3/16/2015
Eastside Junction	Grocery-anchored center	Athens, AL	3/16/2015
Fairgrounds Crossing	Power center	Hot Springs, AK	3/16/2015
Regal Court	Power center	Shreveport, LA	3/16/2015
Hawk Ridge	Power center	Lake St. Louis, MO	3/16/2015
Walgreens Plaza	Walgreens-anchored center	Jacksonville, NC	3/16/2015
Whispering Ridge	Power center	Omaha, NE	3/16/2015
Four Corner Square	Grocery-anchored center	Seattle, WA	12/16/2015
Cornelius Gateway	Unanchored strip center	Portland, OR	12/21/2015
Total				$212,254

p. 26	Kite Realty Group Trust Supplemental Financial and Operating Statistics –12/31/15

GEOGRAPHIC DIVERSIFICATION – ANNUAL BASE RENT BY STATE

As of December 31, 2015

($ in thousands)

	Total Operating Portfolio Excluding Developments and Redevelopments		Developments and Redevelopments		Total Operating Portfolio Including Developments and Redevelopments
	Owned GLA/NRA[1]	Annualized Base Rent	Owned GLA/NRA[1]	Annualized Base Rent	Number of Properties	Owned GLA/NRA[1]	Annualized Base Rent - Ground Leases	Total Annualized Base Rent	Percent of Annualized Base Rent
Florida	4,512,435	$62,699	5,960	$364	39	4,518,395	$3,423	$66,486	25.2%
Texas	2,272,090	32,566	—	—	12	2,272,090	1,071	33,637	12.8%
Indiana	2,186,679	28,854	294,056	2,453	22	2,480,735	1,053	32,361	12.3%
Nevada	928,982	20,245	—	—	7	928,982	3,737	23,982	9.1%
North Carolina	740,157	13,014	541,962	1,699	9	1,282,119	3,029	17,743	6.7%
Oklahoma	821,520	11,399	—	—	5	821,520	1,175	12,574	4.8%
New York	—	—	365,905	9,195	1	365,905	—	9,195	3.5%
Georgia	394,419	4,762	353,970	3,433	4	748,389	473	8,668	3.3%
New Jersey	246,040	5,677	—	—	2	246,040	2,233	7,910	3.0%
Virginia	399,047	7,011	—	—	1	399,047	294	7,306	2.8%
Utah	384,692	6,206	—	—	2	384,692	162	6,367	2.4%
Indiana - Office	369,556	6,077	—	—	2	369,556	—	6,077	2.3%
Tennessee	406,412	5,959	—	—	2	406,412	—	5,959	2.3%
South Carolina	515,232	5,398	—	—	3	515,232	—	5,398	2.0%
Alabama	512,649	4,524	—	—	2	512,649	201	4,725	1.8%
Connecticut	208,929	3,275	—	—	1	208,929	939	4,214	1.6%
Illinois	310,865	4,143	—	—	3	310,865	—	4,143	1.6%
Arizona	79,902	2,241	—	—	1	79,902	—	2,241	0.9%
Ohio	236,230	2,109	—	—	1	236,230	—	2,109	0.8%
Wisconsin	82,254	997	—	—	1	82,254	381	1,377	0.5%
New Hampshire	78,892	986	—	—	1	78,892	85	1,071	0.4%
	15,686,982	$228,143	1,561,853	$17,145	121	17,248,835	$18,256	$263,544	100.0%

____________________
1	Owned GLA/NRA represents gross leasable area or net leasable area owned by the Company. It also excludes the square footage of Union Station Parking Garage.

p. 27	Kite Realty Group Trust Supplemental Financial and Operating Statistics –12/31/15

OPERATING RETAIL PORTFOLIO SUMMARY REPORT

As of December 31, 2015

Property[1]	MSA	Year Built/ Renovated	Owned GLA[2]			Leased %			ABR per SqFt	Major Owned Tenants	Major Non-owned Tenants
			Total	Anchors	Shops	Total	Anchors	Shops
Alabama
Clay Marketplace	Birmingham	1966/2003	66,165	44,840	21,325	93.0%	100.0%	78.4%	$12.25	Publix
Trussville Promenade	Birmingham	1999	446,484	354,010	92,474	93.3%	100.0%	67.5%	9.05	Wal-Mart, Regal Cinemas, Marshalls, Big Lots, PetSmart, Dollar Tree	Kohl's, Sam's Club
Arizona
The Corner	Tucson	2008	79,902	55,883	24,019	100.0%	100.0%	100.0%	28.05	Nordstrom Rack, Total Wine & More	Home Depot
Connecticut
Crossing at Killingly Commons[3]	Killingly	2010	208,929	148,250	60,679	96.0%	100.0%	86.2%	16.33	TJ Maxx, Bed Bath & Beyond, Michaels, Petco, Staples, Stop & Shop Supermarket, Lowe's Home Improvement	Target
Florida
12th Street Plaza	Vero Beach	1978/2003	135,016	121,376	13,640	99.0%	100.0%	89.7%	9.67	Publix, Stein Mart, Tuesday Morning, Sunshine Furniture, Planet Fitness
Bayport Commons	Tampa	2008	97,193	71,540	25,653	95.4%	100.0%	82.6%	15.90	Gander Mountain, PetSmart, Michaels	Target
Bolton Plaza	Jacksonville	1986/2014	165,555	136,195	29,360	93.4%	100.0%	62.5%	9.48	LA Fitness, Academy Sports, Marshalls
Burnt Store Promenade	Punta Gorda	1989	95,543	45,600	49,943	76.8%	100.0%	55.6%	8.66	Publix	Home Depot
Centre Point Commons	Bradenton	2007	119,275	93,574	25,701	100.0%	100.0%	100.0%	16.98	Best Buy, Dick's Sporting Goods, Office Depot	Lowe's Home Improvement
Cobblestone Plaza	Ft Lauderdale	2011	133,213	68,169	65,044	100.0%	100.0%	100.0%	26.39	Whole Foods, Party City, All Pets Emporium
Colonial Square	Fort Myers	2010	182,354	146,283	36,071	92.2%	100.0%	60.6%	14.02	Around the Clock Fitness, Dollar Tree, Hobby Lobby, Petsmart, Sports Authority, Kohl's
Cove Center	Stuart	1984/2008	155,063	130,915	24,148	94.9%	100.0%	67.2%	9.02	Publix, Beall's, Ace Hardware
Delray Marketplace[3]	Delray	2013	260,092	118,136	141,956	93.9%	100.0%	88.8%	24.79	Franks Theater, Publix, Jos. A. Bank, Carl's Patio, Chicos, Charming Charlie, Ann Taylor
Estero Town Commons	Naples	2006	25,631	—	25,631	77.4%	—	77.4%	15.86	Lowe's Home Improvement
Gainesville Plaza	Gainesville	1970/2015	162,659	125,128	37,531	81.6%	100.0%	20.3%	9.02	Ross Dress for Less, Burlington Coat Factory, 2nd and Charles, Save a Lot
Hunter's Creek Promenade	Orlando	1994	119,729	55,999	63,730	98.9%	100.0%	97.9%	13.84	Publix
Indian River Square	Vero Beach	1997/2004	142,706	109,000	33,706	95.9%	100.0%	82.8%	11.06	Beall's, Office Depot, Dollar Tree	Target
International Speedway Square	Daytona	1999/2013	233,495	203,457	30,038	99.5%	100.0%	96.0%	11.17	Bed, Bath & Beyond, Stein Mart, Old Navy, Staples, Michaels, Dick’s Sporting Goods, Total Wine & More, Shoe Carnival
King's Lake Square	Naples	1986/2014	87,073	57,131	29,942	96.2%	100.0%	88.9%	16.93	Publix, Royal Fitness
Lake City Commons	Lake City	2008	66,510	45,600	20,910	94.3%	100.0%	81.9%	14.04	Publix
Lake City Commons - Phase II	Lake City	2011	16,291	12,131	4,160	100.0%	100.0%	100.0%	14.99	Petsmart
Lake Mary Plaza	Orlando	2009	21,370	14,880	6,490	100.0%	100.0%	100.0%	37.01	Walgreens
Lakewood Promenade	Jacksonville	1948/1998	199,577	77,840	121,737	84.1%	100.0%	74.0%	12.20	SteinMart, Winn Dixie
Lithia Crossing	Tampa	2003/2013	90,499	53,547	36,952	100.0%	100.0%	100.0%	14.89	Stein Mart, Fresh Market
Miramar Square	Ft Lauderdale	2008	224,794	137,505	87,289	86.6%	85.5%	88.5%	15.85	Kohl's, Miami Children's Hospital, Dollar General
Northdale Promenade	Tampa	1985/2002	177,925	128,269	49,656	92.4%	100.0%	72.7%	11.93	TJ Maxx, Bealls, Crunch Fitness	Winn Dixie
Palm Coast Landing	Palm Coast	2010	168,297	100,822	67,475	96.7%	100.0%	91.9%	18.02	Michaels, Petsmart, Ross Dress for Less, TJ Maxx, Ulta Salon	Target
Pine Ridge Crossing	Naples	1993	105,867	66,351	39,516	97.8%	100.0%	94.1%	16.47	Publix, Party City	Beall's, Target

See footnotes on page 32

p. 28	Kite Realty Group Trust Supplemental Financial and Operating Statistics –12/31/15

OPERATING RETAIL PORTFOLIO SUMMARY REPORT (CONTINUED)

As of December 31, 2015

Property[1]	MSA	Year Built/ Renovated	Owned GLA[2]			Leased %			ABR per Sq. ft.	Major Owned Tenants	Major Non-owned Tenants
			Total	Anchors	Shops	Total	Anchors	Shops
Pleasant Hill Commons	Orlando	2008	70,642	45,600	25,042	93.5%	100.0%	81.6%	$14.36	Publix
Publix at St. Cloud	St. Cloud	2003	78,820	54,379	24,441	100.0%	100.0%	100.0%	13.02	Publix
Riverchase Plaza	Naples	1991/2001	78,291	48,890	29,401	100.0%	100.0%	100.0%	15.72	Publix
Saxon Crossing	Orange City	2009	119,894	95,304	24,590	98.6%	100.0%	93.1%	14.71	Hobby Lobby, LA Fitness	Lowe's Home Improvement, Target
Shops at Eagle Creek	Naples	1983/2013	70,755	50,187	20,568	91.4%	100.0%	70.4%	14.98	Fresh Market, Staples	Lowe's Home Improvement
Shops at Eastwood	Orlando	1997	69,037	51,512	17,525	98.2%	100.0%	92.7%	12.70	Publix
Shops at Julington Creek	Jacksonville	2011	40,207	21,038	19,169	96.4%	100.0%	92.5%	18.65	Fresh Market
Tarpon Springs Plaza	Naples	2007	82,547	60,151	22,396	96.6%	100.0%	87.5%	21.89	World Market, Staples	Target
Temple Terrace	Temple Terrace	2012	90,377	58,798	31,579	100.0%	100.0%	100.0%	10.83	Sweetbay, United Parcel Service
The Landing at Tradition	Port St Lucie	2007	359,758	290,396	69,362	95.0%	100.0%	74.2%	14.80	TJ Maxx, Ulta Salon, Babies R Us, Bed Bath & Beyond, LA Fitness, Michaels, Office Max, Old Navy, Petsmart, Pier 1, Sports Authority, DSW	Target
Tradition Village Center	Port St Lucie	2006	84,982	45,600	39,382	94.2%	100.0%	87.4%	16.39	Publix
Village Walk	Fort Myers	2009	78,533	54,340	24,193	93.8%	100.0%	80.0%	15.76	Publix
Waterford Lakes Village	Orlando	1997	77,948	51,703	26,245	100.0%	100.0%	100.0%	12.90	Winn-Dixie
Georgia
Mullins Crossing	Evans	2005	251,712	205,716	45,996	100.0%	100.0%	100.0%	11.97	Ross Dress for Less, Babies R Us, Kohls, La-Z Boy, Marshalls, Office Max, Petco	Target
Publix at Acworth	Atlanta	1996	69,628	37,888	31,740	98.3%	100.0%	96.2%	12.01	Publix
The Centre at Panola	Atlanta	2001	73,079	51,674	21,405	100.0%	100.0%	100.0%	12.68	Publix
Illinois
Fox Lake Crossing	Chicago	2002	99,072	65,977	33,095	88.9%	100.0%	66.8%	13.58	Dominick's Finer Foods, Dollar Tree
Naperville Marketplace	Chicago	2008	83,793	61,683	22,110	98.1%	100.0%	92.6%	13.27	TJ Maxx, PetSmart
South Elgin Commons	Chicago	2011	128,000	128,000	—	100.0%	100.0%	—%	14.50	LA Fitness, Ross Dress for Less, Toy R Us	Caputo's
Indiana
54th & College	Indianapolis	2008	—	—	—	—%	—%	—%	—	The Fresh Market (ground lease)
Beacon Hill	Crown Point	2006	56,897	11,043	45,854	94.4%	100.0%	93.0%	14.97	Anytime Fitness	Strack & Van Till, Walgreens
Bell Oaks Centre	Newburgh	2008	94,811	74,122	20,689	98.5%	100.0%	93.0%	11.86	Schnuck Market
Boulevard Crossing	Kokomo	2004	124,631	74,440	50,191	95.7%	100.0%	89.4%	14.38	Petco, TJ Maxx, Ulta Salon, Shoe Carnival	Kohl's
Bridgewater Marketplace	Indianapolis	2008	40,431	14,593	25,838	63.7%	100.0%	43.2%	16.52	Goodwill	Walgreens
Castleton Crossing	Indianapolis	1975/2012	291,172	247,710	43,462	96.8%	100.0%	78.5%	11.13	K&G Menswear, Value City, TJ Maxx/Home Goods, Shoe Carnival, Dollar Tree, Burlington Coat Factory
Cool Creek Commons	Indianapolis	2005	124,646	53,600	71,046	95.6%	100.0%	92.2%	17.55	The Fresh Market, Stein Mart
Depauw University Bookstore and Café	Greencastle	2012	11,974	—	11,974	100.0%	—%	100.0%	8.36	Folletts, Starbucks
Eddy Street Commons	South Bend	2009	87,991	20,154	67,837	94.2%	100.0%	92.4%	24.05	Hammes Bookstore, Urban Outfitters
Geist Pavilion	Indianapolis	2006	63,910	29,700	34,210	96.2%	100.0%	92.8%	16.35	Goodwill, Ace Hardware
Glendale Town Center	Indianapolis	1958/2008	393,002	329,546	63,456	98.4%	100.0%	90.2%	7.22	Macy’s, Landmark Theaters, Staples, Indianapolis Library, Nexus Academy of Indianapolis	Lowe's Home Improvement, Target, Walgreens

See footnotes on page 32

p. 29	Kite Realty Group Trust Supplemental Financial and Operating Statistics –12/31/15

OPERATING RETAIL PORTFOLIO SUMMARY REPORT (CONTINUED)

As of December 31, 2015

Property[1]	MSA	Year Built/ Renovated	Owned GLA[2]			Leased %			ABR per Sqft	Major Owned Tenants	Major Non-owned Tenants
			Total	Anchors	Shops	Total	Anchors	Shops
Greyhound Commons	Indianapolis	2005	9,152	—	9,152	100.0%	—%	100.0%	$18.20		Lowe's Home Improvement Center
Lima Marketplace	Fort Wayne	2008	100,461	71,521	28,940	89.7%	100.0%	64.1%	14.27	Aldi, Dollar Tree, Office Depot, Pestmart	Wal-Mart
Rangeline Crossing	Indianapolis	1986/2013	99,282	47,962	51,320	91.6%	100.0%	83.7%	21.50	Earth Fare, Walgreens
Rivers Edge	Indianapolis	2011	149,209	117,890	31,319	100.0%	100.0%	100.0%	20.19	Nordstrom Rack, The Container Store, Arhaus Furniture, Bicycle Garage of Indy, Buy Buy Baby
Stoney Creek Commons	Indianapolis	2000/2013	84,330	84,330	—	100.0%	100.0%	—%	12.39	HH Gregg, Goodwill, LA Fitness	Lowe's Home Improvement Center
Traders Point	Indianapolis	2005	279,684	238,721	40,963	98.7%	100.0%	91.2%	15.02	Dick's Sporting Goods, AMC Theatre, Marsh Supermarkets, Bed, Bath & Beyond, Michaels, Old Navy, PetSmart, Books-A-Million
Traders Point II	Indianapolis	2005	46,099	—	46,099	92.2%	—%	92.2%	24.98
Whitehall Pike	Bloomington	1999	128,997	128,997	—	100.0%	100.0%	—%	7.86	Lowe's Home Improvement Center
Nevada
Cannery Corner[3]	Las Vegas	2008	30,745	—	30,745	96.4%	—%	96.4%	34.41		Lowe's Home Improvement, Sam's Club
Centennial Center[3]	Las Vegas	2002	334,705	158,335	176,370	93.6%	100.0%	87.8%	22.89	Wal-Mart, Sam's Club, Ross Dress for Less, Big Lots, Famous Footwear, Michaels, Office Max, Party City, Petco, Rhapsodielle, Home Depot
Centennial Gateway[3]	Las Vegas	2005	192,999	139,861	53,138	84.6%	82.1%	91.1%	23.58	24 Hour Fitness, Sportsman's Warehouse, Walgreens
Eastern Beltway Center[3]	Las Vegas	1998/2006	162,444	83,982	78,462	97.4%	100.0%	94.6%	23.49	Home Consignment Center, Office Max, Petco, Ross Dress for Less, Sam's Club, Wal-Mart	Home Depot
Eastgate[3]	Las Vegas	2002	96,589	53,030	43,559	92.8%	100.0%	84.0%	22.01	99 Cent Only Store, Office Depot, Party City	Wal-Mart
Lowe's Plaza[3]	Las Vegas	2007	30,208	—	30,208	44.4%	—%	44.4%	32.08		Lowe's Home Improvement, Sam's Club
Rampart Commons	Las Vegas		81,292	29,265	52,027	96.9%	100.0%	95.2%	26.49	Ann Taylor, Chico's, Francesca's Collection, Banana Republic, Pottery Barn, Williams Sonoma
New Hampshire
Merrimack Village Center	Merrimack	2007	78,892	54,000	24,892	97.7%	100.0%	92.8%	12.79	Supervalue (Shaw's)
New Jersey
Bayonne Crossing	Bayonne	2011	106,383	52,219	54,164	100.0%	100.0%	100.0%	28.62	Michaels, New York Sports Club, Lowe's Home Impovement, Wal-Mart
Livingston Shopping Center	Newark	1997	139,657	133,177	6,480	95.3%	100.0%	—%	19.77	Cost Plus, Buy Buy Baby, Nordstrom Rack, DSW, TJ Maxx, Ulta
North Carolina
Holly Springs Towne Center	Holly Springs	2013	207,527	109,233	98,294	96.8%	100.0%	93.3%	17.10	Dick's Sporting Goods, Marshalls, Petco, Ulta Salon, Michaels	Target
Memorial Commons	Golsboro	2008	111,271	73,876	37,395	98.3%	100.0%	95.0%	12.59	Harris Teeter, Office Depot
Northcrest Shopping Center	Charlotte	2008	133,674	76,053	57,621	88.9%	86.2%	92.5%	22.04	REI, David's Bridal, Dollar Tree, Old Navy	Target
Oleander Place	Wilmington	2012	45,530	30,144	15,386	100.0%	100.0%	100.0%	16.09	Whole Foods
Perimeter Woods	Charlotte	2008	126,153	105,262	20,891	96.8%	100.0%	80.7%	20.48	Best Buy, Off Broadway Shoes, Office Max, Petsmart, Lowe's Home Improvement
Parkside Town Commons - Phase I	Cary	2015	55,463	22,500	32,963	79.5%	55.6%	95.8%	25.33	Harris Teeter, Petco	Target
Toringdon Market	Charlotte	2004	60,539	26,072	34,467	100.0%	100.0%	100.0%	20.33	Earth Fare

See footnotes on page 32

p. 30	Kite Realty Group Trust Supplemental Financial and Operating Statistics –12/31/15

OPERATING RETAIL PORTFOLIO SUMMARY REPORT (CONTINUED)

As of December 31, 2015

Property[1]	MSA	Year Built/ Renovated	Owned GLA[2]			Leased %				Major Owned Tenants	Major Non-owned Tenants
			Total	Anchors	Shops	Total	Anchors	Shops	ABR per Sqft
Ohio
Eastgate Pavilion	Cincinnati	1995	236,230	231,730	4,500	100.0%	100.0%	100.0%	$8.93	Best Buy, Dick's Sporting Goods, Value City Furniture, PetSmart, DSW, Bed Bath & Beyond
Oklahoma
Belle Isle	Oklahoma City	2000	164,372	92,783	71,589	98.5%	100.0%	96.6%	16.93	Shoe Carnival, Old Navy, Ross Stores, Nordstrom Rack, Babies R Us	Wal-Mart
Shops at Moore	Moore	2010	259,692	187,916	71,776	99.9%	100.0%	99.6%	12.32	Bed Bath and Beyond, Best Buy, Dustee's Fashion Accessories, Hobby Lobby, Office Depot, Petsmart, Ross Dress for Less	JC Penney
Silver Springs Pointe	Oklahoma City	2001	48,444	20,515	27,929	83.9%	100.0%	72.1%	15.84	Kohls, Office Depot	Wal-Mart, Sam's Club, Home Depot
University Town Center	Norman	2009	158,518	77,097	81,421	96.2%	100.0%	92.7%	17.65	Office Depot, Petco, TJ Maxx, Ulta Salon	Target
University Town Center Phase II	Norman	2012	190,494	133,546	56,948	93.6%	100.0%	78.5%	11.92	Academy Sports, DSW, Home Goods, Michaels, Kohls
South Carolina
Hitchcock Plaza	Aiken	2006	252,370	214,480	37,890	90.8%	89.7%	97.4%	10.05	TJ Maxx, Ross Dress for Less, Academy Sports, Bed Bath and Beyond, Farmers Home Furniture, Old Navy, Petco
Shoppes at Plaza Green	Greenville	2000	194,807	172,136	22,671	94.7%	94.1%	100.0%	12.83	Bed Bath & Beyond, Christmas Tree Shops, Sears, Party City, Shoe Carnival, AC Moore, Old Navy
Publix at Woodruff	Greenville	1997	68,055	47,955	20,100	100.0%	100.0%	100.0%	10.67	Publix
Tennessee
Cool Springs Market	Nashville	1995	230,948	167,712	63,236	100.0%	100.0%	100.0%	14.67	Dick's Sporting Goods, Marshalls, Buy Buy Baby, DSW, Staples, Jo-Ann Fabric	Kroger
Hamilton Crossing - Phase II & III	Alcoa	2008	175,464	135,737	39,727	100.0%	100.0%	100.0%	14.65	Dicks Sporting Goods, Michaels, Old Navy, Petsmart, Ross Dress for Less
Texas
Burlington Coat Factory	San Antonio	1992/2000	107,400	107,400	—	100.0%	100.0%	—%	5.00	Burlington Coat Factory
Chapel Hill Shopping Center	Fort Worth	2001	126,755	43,450	83,305	97.8%	100.0%	96.7%	27.62	H-E-B Grocery, The Container Store, Cost Plus World Market
Colleyville Downs	Dallas	2014	185,848	142,073	43,775	93.3%	100.0%	71.6%	12.39	Whole Foods, Westlake Hardware, Vineyard's Antique Mall, Goody Goody Liqour, Petco
Kingwood Commons	Houston	1999	164,366	74,836	89,530	99.1%	100.0%	98.3%	19.27	Randall's Food and Drug, Petco, Chico's, Talbots, Ann Taylor, Jos. A. Bank
Market Street Village	Fort Worth	1970/2011	156,625	136,746	19,879	100.0%	100.0%	100.0%	12.04	Jo-Ann Fabric, Ross, Office Depot, Buy Buy Baby
Plaza at Cedar Hill	Dallas	2000/2010	303,458	244,065	59,393	100.0%	100.0%	100.0%	12.64	Sprouts Farmers Market, DSW, Ross Dress for Less, Hobby Lobby, Office Max, Marshalls, Toys “R” Us/Babies “R” Us
Plaza Volente	Austin	2004	156,333	105,000	51,333	93.8%	100.0%	81.2%	16.87	H-E-B Grocery
Portofino Shopping Center	Houston	1999/2010	379,637	211,858	167,779	92.2%	100.0%	82.3%	17.84	DSW, Michaels, Sports Authority, Lifeway Christian Store, SteinMart, Petsmart, Old Navy, TJ Maxx	Sam's Club
Sunland Towne Centre	El Paso	1996/2014	306,437	265,037	41,400	98.9%	100.0%	91.7%	11.67	Sprouts Farmers Market, PetSmart, Ross, Kmart, Bed Bath & Beyond, Specs Fine Wines

See footnotes on page 32

p. 31	Kite Realty Group Trust Supplemental Financial and Operating Statistics –12/31/15

OPERATING RETAIL PORTFOLIO SUMMARY REPORT (CONTINUED)

As of December 31, 2015

Property[1]	MSA	Year Built/ Renovated	Owned GLA[2]			Leased %			ABR per Sqft	Major Owned Tenants	Major Non-owned Tenants
			Total	Anchors	Shops	Total	Anchors	Shops
Waxahachie Crossing	Waxahachie	2010	97,127	72,191	24,936	100.0%	100.0%	100.0%	$14.64	Best Buy, Petsmart, Ross Dress for Less	Home Depot, JC Penney
Westside Market	Dallas	2013	93,377	70,000	23,377	100.0%	100.0%	100.0%	16.12	Randall's Tom Thumb
Wheatland Town Crossing	Dallas	2012	194,727	142,302	52,425	98.1%	100.0%	92.8%	12.64	Conn's, Dollar Tree, Office Depot, Party City, Petsmart, Ross Dress for Less, Shoe Carnival	Target, Aldi
Utah
Draper Crossing	Draper	2012	164,098	115,916	48,182	95.9%	100.0%	86.1%	14.58	TJ Maxx, Dollar Tree, Downeast Home, Smiths
Draper Peaks	Draper	2012	220,594	101,464	119,130	95.0%	100.0%	90.7%	18.66	Michaels, Office Depot, Petco, Quilted Bear, Ross Dress for Less	Kohl's
Virginia
Landstown Commons	Virginia Beach	2007	399,047	217,466	181,581	92.5%	95.3%	89.1%	19.00	Bed Bath & Beyond, Best Buy, Books-A-Million, Five Below, Office Max, Pestmart, Rack Room, Ulta, Walgreens, Kirkland	Kohl's
Wisconsin
Village at Bay Park	Ashwaubenon	2005	82,254	23,878	58,376	83.5%	100.0%	76.7%	14.51	DSW, JC Penney

Total			15,292,509	10,447,894	4,844,615	95.4%	99.0%	87.6%	$15.22

____________________
1	All properties are wholly owned, except as indicated. Unless otherwise noted, each property is owned in fee simple by the Company.
2	Percentage of Owned GLA Leased reflects Owned GLA/NRA leased as of December 31, 2015, except for Greyhound Commons and 54th & College.
3	See Joint Venture Summary on page 13.

p. 32	Kite Realty Group Trust Supplemental Financial and Operating Statistics –12/31/15

OPERATING OFFICE PROPERTIES

As of December 31, 2015

($ in thousands)

Property	MSA	Year Built/ Renovated	Acquired, Redeveloped or Developed	Owned NRA	Percentage Of Owned NRA Leased	Annualized Base Rent[1]	Percentage of Annualized Office Base Rent	Base Rent Per Leased Sq. Ft.	Major Tenants
Office Properties
Thirty South Meridian[2]	Indianapolis	1905/2002	Redeveloped	287,928	94.8%	$4,889	78.9%	$17.90	Indiana Supreme Court, City Securities, Kite Realty Group, Lumina Foundation
Union Station Parking Garage[3]	Indianapolis	1986	Acquired	N/A	N/A	N/A	N/A	N/A	Denison Parking
Stand-alone office components of retail projects
Eddy Street Office (part of Eddy Street Commons)[4]	South Bend	2009	Developed	81,628	100.0%	1,188	19.2%	14.56	University of Notre Dame Offices
Tradition Village Office (part of Tradition Village Square)	Port St. Lucie	2006	Acquired	24,917	36.6%	116	1.9%	12.68
Total				394,473	92.2%	$6,193	100.0%	$17.02

____________________
1	Annualized Base Rent represents the monthly contractual rent for December 2015 for each applicable property, multiplied by 12.
2	Annualized Base Rent includes $723,216 from the Company and subsidiaries as of December 31, 2015.
3	The garage is managed by a third party.
4	The Company also owns the Eddy Street Commons retail shopping center in South Bend, Indiana along with a parking garage that serves a hotel and the office and retail components of the property.

p. 33	Kite Realty Group Trust Supplemental Financial and Operating Statistics –12/31/15

COMPONENTS OF NET ASSET VALUE

As of December 31, 2015

($ in thousands)

Cash Net Operating Income (NOI)		Supplemental Pg:	Other Assets		Supplemental Pg:
GAAP Property NOI (incl. Ground Lease Revenue)	$64,762	12	Cash and cash equivalents	$33,880	6
Below-market lease intangibles, net	(1,199)	9	Tenant and other receivables (net of SLR)	27,292	6
Straight-line rent	(1,230)	9	Restricted cash and escrow deposits	13,476	6
Other property related revenue	(2,417)	12	Prepaid and other assets[2]	6,352	6
Ground Lease ("GL") Revenue	(4,564)	12, footnote 5	Undeveloped land in operating portfolio	11,500	9, footnote 3
Consolidated Cash Property NOI (excl. GL)	55,352		Land held for development	34,975	9
Annualized Consolidated Cash Property NOI (excl. ground leases)	221,408		CIP Not In Active Development/Redevelopment[3]	46,850	24
			Total Other Asset Value	$174,325
Adjustments To Normalize Annualized Cash NOI
Total Remaining Development / Transitional Redevelopment Cash NOI [5]	9,179	24	Liabilities
Unconsolidated EBITDA	131	10	Mortgage and other indebtedness	$(1,734,059)	6
Minority Interest EBITDA[1]	(116)	13	Accounts payable and accrued expenses	(81,356)	6
Pro Forma Adjustments	—		Other liabilities[4]	(19,154)	6, 9
Management Fee Income Included In Property Expenses ($1,300 in Q4)	5,200	12, footnote 3	Debt premium on assumed debt	16,521	10
Total Adjustments	$14,394		Non-controlling redeemable joint venture interest	(42,230)	13
			Remaining Active Development Spend	(27,292)	24
Annualized Normalized Portfolio Cash NOI (excl. ground leases)	235,802		Total Liabilities	$(1,887,570)
Annualized Ground Lease NOI	18,256
Total Annualized Portfolio Cash NOI	$254,058		Diluted shares and units outstanding	85,236,143	10

____________________
1	Excludes Crossing at Killingly Commons and Territory Portfolio as they're included in non-controlling redeemable joint venture interest in liabilities.
2	Excludes the Company's $2.5 million investment in an unconsolidated joint venture.
3	Includes CIP amounts for Deerwood apartments, Holly Springs Town Center - Phase III and miscellaneous tenant improvements and small projects.
4	Deferred revenue and other liabilities of $132 million less mark-to-market lease amount of $112 million.
5	Excludes the projected cash NOI from the redevelopment, reposition and repurpose opportunities outlined on page 25.

p. 34	Kite Realty Group Trust Supplemental Financial and Operating Statistics –12/31/15

EARNINGS GUIDANCE - 2016

As of December 31, 2015

2016 Guidance
FFO per diluted common share, as defined by NAREIT	$2.00 - $2.06
Transaction costs and certain other charges	$0.02 - $0.02
FFO per diluted common share, as adjusted [1]	$2.02 - $2.08

Sale of non-core operating properties	$50 million - $75 million
Same Property NOI Growth (excluding redevelopments)	2.5% - 3.5%
Percent leased at year-end	95% - 96%

____________________
1	FFO as adjusted excludes acquisition costs, debt extinguishment gains / losses and certain other income or charges.

p. 35	Kite Realty Group Trust Supplemental Financial and Operating Statistics –12/31/15